UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 18, 2004

Open Solutions Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-02333-56	22-3173050

(Commission File Number)	(IRS Employer Identification No.)

300 Winding Brook Drive, Glastonbury, CT	06033

(Address of Principal Executive Offices)	(Zip Code)

(860) 652-3155

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 — Completion of Acquisition or Disposition of Assets
Item 9.01 — Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1 CONSENT OF PRICEWATERHOUSECOOPERS LLP
EX-99.2 FINANCIAL STATEMENTS OF EASTPOINT TECHNOLOGIES, LLC
EX-99.3 PRO FORMA FINANCIAL INFORMATION OF OPEN SOLUTIONS INC

Item 2.01 – Completion of Acquisition or Disposition of Assets

     This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends and restates that certain Current Report on Form 8-K filed by Open Solutions Inc. (the “Registrant”) on June 23, 2004 (the “Original Filing”) on Item 5 of Form 8-K (prior to the reorganization of Form 8-K effective as of August 23, 2004). The purpose of this Amendment No. 1 is to file the information contained in the Original Filing on Item 2.01 and to file the financial statements of the businesses acquired and the pro forma financial information required by Item 9.01 of Form 8-K.

     On June 18, 2004, EP Acquisition Corp. (the “Subsidiary”), a wholly-owned subsidiary of the Registrant, purchased substantially all of the assets of Eastpoint Technologies, LLC (“Eastpoint”) pursuant to the terms of an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of June 18, 2004, between the Subsidiary and Eastpoint. The aggregate consideration paid for substantially all of the assets of Eastpoint was $7,000,000, of which (i) $900,000 is to be held in escrow for two years to secure indemnification obligations of Eastpoint, subject to a purchase price adjustment based on Eastpoint’s net current assets as of June 18, 2004 and the collection of accounts receivable, and (ii) an additional $350,000 is to be held in escrow for two years subject to the retention of a specific current customer of Eastpoint as a user of either the Registrant’s or Eastpoint’s core data processing system and services.

     The terms of the Asset Purchase Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Asset Purchase Agreement, to the best knowledge of the Registrant, the Registrant nor any of its affiliates, any director or officer of the Registrant, nor any associate of any such director or officer, had any material relationship with Eastpoint.

     Eastpoint, headquartered in Bedford, NH, is a software and service provider of core processing solutions for community banks, finance companies and farm credit banks. The assets that were acquired include intellectual property, contracts, computer equipment and software, accounts receivable and other fixed assets. The Registrant intends to continue to use the assets of Eastpoint constituting plant, equipment or other physical property substantially in the same manner in which they were used by Eastpoint immediately prior to the execution of the Asset Purchase Agreement.

     The Registrant issued a press release regarding the Asset Purchase Agreement on June 18, 2004, which is attached as an exhibit to this report.

     The foregoing summary description of the terms of the transaction is qualified in its entirety by reference to the Asset Purchase Agreement, which is attached as an exhibit to this report.

     Statements made in this report that state the Registrant’s intentions, beliefs, expectations or predictions for the future are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Readers are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward looking-statements are only as of the date of this report and the Registrant undertakes no obligation to update or revise them. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Registrant’s actual intentions, beliefs, expectations or predictions to differ materially from those projected in such forward-looking statements, including economic, competitive, governmental, technological and other factors discussed in the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission.

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Item 9.01 – Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired

          The financial statements required by this item are contained in Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

     (b) Pro Forma Financial Information

          The pro forma financial information required by this item is contained in Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

     (c) Exhibits

          The Exhibits to this report are listed in the Exhibit Index attached hereto.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2004	OPEN SOLUTIONS INC.
	By:	/s/ Carl D. Blandino
Carl D. Blandino
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Asset Purchase Agreement, dated as of June 18, 2004, between Eastpoint Technologies, LLC and EP Acquisition Corp. (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2004).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release dated June 18, 2004 (incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2004).

99.2	Financial Statements of Eastpoint Technologies, LLC.

99.3	Pro Forma Financial Information of Open Solutions Inc.